Quarterly Holdings Report
for
Fidelity® Sustainable Emerging Markets Equity Fund
January 31, 2024
MAR-NPRT1-0324
1.9904434.101
Common Stocks - 93.5%
	Shares	Value ($)
Brazil - 4.7%
Banco BTG Pactual SA unit	8,696	63,223
Banco do Brasil SA	3,005	34,239
Hapvida Participacoes e Investimentos SA (a)(b)	34,013	26,637
Localiza Rent a Car SA	3,231	35,294
Localiza Rent a Car SA rights 2/5/24 (a)	12	22
Nu Holdings Ltd. (a)	1,030	8,868
Raia Drogasil SA	4,179	21,340
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	12,029	19,836
XP, Inc. Class A	605	14,871
TOTAL BRAZIL		224,330
China - 26.7%
Alibaba Group Holding Ltd.	16,315	146,329
Alibaba Group Holding Ltd. sponsored ADR	293	21,146
Anta Sports Products Ltd.	2,245	18,949
Baidu, Inc. sponsored ADR (a)	124	13,058
BYD Co. Ltd. (H Shares)	1,242	27,809
China Construction Bank Corp. (H Shares)	100,164	59,484
China Life Insurance Co. Ltd. (H Shares)	26,021	29,998
China Merchants Bank Co. Ltd. (H Shares)	1,923	7,010
Flat Glass Group Co. Ltd.	10,759	16,182
Haier Smart Home Co. Ltd.	4,255	12,023
Innovent Biologics, Inc. (a)(b)	5,390	21,716
JD.com, Inc. sponsored ADR	1,198	27,015
Kweichow Moutai Co. Ltd. (A Shares)	136	30,491
Lenovo Group Ltd.	14,765	15,460
Li Auto, Inc. ADR (a)	1,047	28,981
Meituan Class B (a)(b)	2,281	18,347
NetEase, Inc. ADR	525	51,261
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	1,226	93,985
PDD Holdings, Inc. ADR (a)	735	93,249
Ping An Insurance Group Co. of China Ltd. (H Shares)	12,709	53,423
Qingdao Port International Co. Ltd. (H Shares) (b)	16,442	9,202
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	1,489	55,836
Sinotruk Hong Kong Ltd.	31,243	70,959
Tencent Holdings Ltd.	7,228	250,893
Trip.com Group Ltd. ADR (a)	1,211	44,274
WuXi AppTec Co. Ltd. (H Shares) (b)	1,197	8,282
Wuxi Biologics (Cayman), Inc. (a)(b)	4,489	11,813
Zhongji Innolight Co. Ltd. (A Shares)	2,032	29,029
Zijin Mining Group Co. Ltd. (H Shares)	12,576	18,661
TOTAL CHINA		1,284,865
Greece - 0.4%
OPAP SA	1,273	22,039
Hungary - 1.6%
OTP Bank PLC	665	30,809
Richter Gedeon PLC	1,698	45,837
TOTAL HUNGARY		76,646
India - 13.0%
Axis Bank Ltd.	4,528	58,193
Bharti Airtel Ltd.	3,246	45,770
HDFC Bank Ltd.	2,344	41,203
HDFC Bank Ltd. sponsored ADR	483	26,802
HDFC Standard Life Insurance Co. Ltd. (b)	4,036	28,013
Hindustan Unilever Ltd.	590	17,634
ICICI Bank Ltd.	3,343	41,386
Infosys Ltd. sponsored ADR	1,719	34,139
Larsen & Toubro Ltd.	1,417	59,297
MakeMyTrip Ltd. (a)	198	10,967
Mankind Pharma Ltd.	793	19,011
NTPC Ltd.	5,114	19,571
Reliance Industries Ltd.	1,165	40,008
Reliance Industries Ltd. GDR (b)	926	64,264
SRF Ltd.	378	10,568
Tata Consultancy Services Ltd.	315	14,462
Tata Steel Ltd.	7,651	12,523
Ultratech Cement Ltd.	305	37,277
Zomato Ltd. (a)	26,843	45,080
TOTAL INDIA		626,168
Indonesia - 2.8%
PT Bank Central Asia Tbk	96,345	58,291
PT Bank Mandiri (Persero) Tbk	52,631	22,158
PT Bank Negara Indonesia (Persero) Tbk	37,341	13,585
PT Bank Rakyat Indonesia (Persero) Tbk	46,975	16,922
PT Telkom Indonesia Persero Tbk	101,907	25,561
TOTAL INDONESIA		136,517
Korea (South) - 14.2%
AMOREPACIFIC Corp.	128	11,291
Hansol Chemical Co. Ltd.	59	8,831
Hyundai Marine & Fire Insurance Co. Ltd.	332	8,432
Hyundai Motor Co. Ltd.	503	73,162
JYP Entertainment Corp.	165	9,286
KB Financial Group, Inc.	620	26,312
Kia Corp.	717	55,074
LG Corp.	285	17,500
NAVER Corp.	371	55,325
Samsung Biologics Co. Ltd. (a)(b)	20	12,590
Samsung Electronics Co. Ltd.	5,654	307,224
SK Hynix, Inc.	1,004	100,542
TOTAL KOREA (SOUTH)		685,569
Mexico - 4.8%
Corporacion Inmobiliaria Vesta S.A.B. de CV ADR	858	32,535
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	258	34,969
Grupo Aeroportuario Norte S.A.B. de CV	1,171	10,720
Grupo Financiero Banorte S.A.B. de CV Series O	9,323	94,825
Wal-Mart de Mexico SA de CV Series V	13,653	56,408
TOTAL MEXICO		229,457
Peru - 0.6%
Credicorp Ltd. (United States)	209	31,022
Philippines - 0.7%
Ayala Land, Inc.	56,943	34,399
Saudi Arabia - 2.4%
Al Rajhi Bank	1,912	42,828
Alinma Bank	1,595	17,630
The Saudi National Bank	5,025	54,403
TOTAL SAUDI ARABIA		114,861
South Africa - 3.6%
Absa Group Ltd.	792	6,929
Bid Corp. Ltd.	924	22,412
Capitec Bank Holdings Ltd.	260	27,746
FirstRand Ltd.	5,260	19,082
Gold Fields Ltd. sponsored ADR	1,025	15,170
Naspers Ltd. Class N	215	36,027
Pepkor Holdings Ltd. (b)	14,162	14,599
Shoprite Holdings Ltd.	654	9,483
Standard Bank Group Ltd.	1,886	20,121
TOTAL SOUTH AFRICA		171,569
Taiwan - 17.4%
Alchip Technologies Ltd.	513	63,646
Chailease Holding Co. Ltd.	7,965	44,100
E Ink Holdings, Inc.	3,341	22,161
E.SUN Financial Holdings Co. Ltd.	13,632	10,762
eMemory Technology, Inc.	404	36,040
HIWIN Technologies Corp.	1,730	12,146
International Games Systems Co. Ltd.	1,589	42,047
King Yuan Electronics Co. Ltd.	3,657	9,771
MediaTek, Inc.	1,301	40,154
Realtek Semiconductor Corp.	778	11,646
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4,369	493,524
Unimicron Technology Corp.	3,015	16,919
Yageo Corp.	1,940	34,130
TOTAL TAIWAN		837,046
Thailand - 0.6%
PTT Exploration and Production PCL (For. Reg.)	6,493	27,308
TOTAL COMMON STOCKS (Cost $4,237,084)		4,501,796

Nonconvertible Preferred Stocks - 1.2%
	Shares	Value ($)
Brazil - 1.2%
Banco Bradesco SA (PN)	2,903	8,994
Itau Unibanco Holding SA	7,409	49,020

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $45,358)		58,014

Money Market Funds - 5.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c) (Cost $240,275)	240,227	240,275

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $4,522,717)	4,800,085
NET OTHER ASSETS (LIABILITIES) - 0.3% (d)	13,895
NET ASSETS - 100.0%	4,813,980

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	1	Mar 2024	49,040	424	424

The notional amount of futures purchased as a percentage of Net Assets is 1.0%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $215,463 or 4.5% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Includes $8,876 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	151,488	674,468	585,681	4,610	-	-	240,275	0.0%
Total	151,488	674,468	585,681	4,610	-	-	240,275

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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